Commitments	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Commitments
(26) Commitments
During the year ended Dec. 31, 2021, the Group appointed a bank as its lead financial advisor with respect to the MKS transaction. Upon closing of the transaction, the Group shall pay the bank a transaction fee equal to 0.5% of the aggregate value of the transaction. As of Dec. 31, 2021, the transaction fee is estimated at approx. $25.5 million.
Additionally, as of Dec. 31, 2021, the Group had commitments of $113.5 million which mainly relate to purchase obligations and are mostly due in one year or less. As of Dec. 31, 2020, the commitments of the Group amounted to $26.4 million which mainly related to purchase obligations and were mostly due in one year or less.